UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 20, 2007


                               MACHINETALKER, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       333-127080                                      01-0592299
---------------------------                        -------------------
(Commission File Number)                             (I.R.S. Employer
                                                    Identification No.)

             513 DE LA VINA STREET, SANTA BARBARA, CALIFORNIA 93101
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (805) 957-1680


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document:      2
                                        -------------

SECTION 8.  OTHER EVENTS

ITEM 8.01     OTHER EVENTS

         On July 20, 2007, Wideband Detection Technologies, Inc., a Florida corporation ("WDT"), UTEK Corporation, a Delaware corporation ("UTEK"), and MachineTalker, Inc., a Delaware corporation ("MTI"), entered into an agreement and plan of acquisition (the "APA") pursuant to which MTI has agreed to acquire 100% of the total issued and outstanding stock of WDT from UTEK in exchange for 3,000,000 shares of MTI's common stock (the "Shares") based on a value of $0.08 per share as of the close of business on July 11, 2007. The Shares have piggyback registration rights. Upon the closing of the APA, which is expected to occur on or about July 20, 2007, WDT will become a wholly owned subsidiary of MTI.

         WDT was founded in June 2007 and recently acquired a license and the rights to develop and market certain Ultra Wide Band technology developed at the Lawrence Livermore National Laboratory. This technology provides a potential network of sensors that can monitor an area for intrusion detection and relay the sensed data to a satellite or another receiver. The basic sensors may be used to detect motion or be deployed in "wake-up" scenarios where they can trigger other devices such as cameras or radiation detectors. More sophisticated sensors may be used to distinguish human activity from motions generated by wildlife, wind, and other similar sources. The sensors can track and record the exact locations of the activity. The sensors' ultra-wideband signals can be used in heavily "cluttered" environments found in dense urban areas, as well as in indoor environments that contain metallic and concrete obstacles such as in warehouses, and inside cargo containers. A copy of the APA is attached to this Report as Exhibit 99.1.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (D)      Exhibits

                  99.1. Agreement and Plan of Acquisition by and among Wideband Detection Technologies, Inc., a Florida corporation, UTEK Corporation, a Delaware corporation, and MachineTalker, Inc., a Delaware corporation, dated as of July 20, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               MACHINETALKER, INC.
                               -------------------
                                  (Registrant)

Date:  July 24, 2007


                               /s/ Roland F. Bryan
                               -------------------------------------
                               Roland F. Bryan, President







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